UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2014

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Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)

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Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387

(Address of principal executive offices) (Zip Code)

(574) 267-6144

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On April 8, 2014, Lakeland Financial Corporation (the “Company”) announced that David M. Findlay, age 52, assumed the role of the President and Chief Executive Officer of the Company and Lake City Bank (the “Bank”).  Mr. Findlay has been the President and Chief Financial Officer since 2010 and has been the Chief Financial Officer since joining the Company in 2000.  In compensation for his service, Mr. Findlay will receive an annual salary of $430,000 and shall be entitled to participate in all compensation and benefit plans available to the executive officers of the Company and the Bank pursuant to the terms of such plans.  As previously announced, Michael L. Kubacki resigned as Chief Executive Officer of the Company and the Bank at the 2014 annual meeting of the shareholders of the Company and assumed the role of Executive Chairman.

The press release relating to Mr. Findlay’s appointment issued on April 8, 2014 is attached hereto as Exhibit 99.1

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 8, 2014 the Company’s annual meeting of stockholders was held. At the meeting, the stockholders elected Blake W. Augsburger, Robert E. Bartels, Jr., Thomas A. Hiatt, Michael L. Kubacki, Charles E. Niemier, Steven D. Ross, Brian J. Smith, Bradley J. Toothaker, Ronald D. Truex and M. Scott Welch each with terms expiring in 2015.  Continuing as directors until 2015 are Daniel F. Evans, Jr., David M. Findlay and Emily E. Pichon.  Additionally, the Company’s stockholders ratified the advisory vote on executive compensation and ratified the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014.

The final results of voting on each of the matters submitted to a vote of security holders during the annual meeting are as follows:

Election of Directors:
				Broker
	For	Against	Abstain	Non-votes
Blake W. Augsburger	12,404,192	40,252	14,870	1,914,415
Robert E. Bartels, Jr.	12,341,951	103,600	13,863	1,914,415
Thomas A. Hiatt	12,369,074	76,528	13,812	1,914,415
Michael L. Kubacki	12,328,874	116,678	13,863	1,914,415
Charles E. Niemier	12,314,738	130,864	13,812	1,914,415
Steven D. Ross	12,335,562	109,989	13,863	1,914,415
Brian J. Smith	12,381,267	62,817	15,330	1,914,414
Bradley J. Toothaker	12,406,369	35,712	17,332	1,914,415
Ronald D. Truex	12,373,873	71,247	14,293	1,914,416
M. Scott Welch	12,329,185	115,765	14,464	1,914,415

Ratification of Advisory Proposal on Executive Compensation:
				Broker
	For	Against	Abstain	Non-votes
	11,918,926	455,993	84,493	1,914,417
Ratification of Independent Registered Public Accounting Firm:
				Broker
	For	Against	Abstain	Non-votes
Crowe Horwath LLP	14,192,310	157,664	23,854	0

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

99.1	Press Release issued by Lakeland Financial Corporation and Lake City Bank on April 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated:  April 9, 2014                                                                                                                                                                                                                        By:  /s/David M. Findlay

                                                                                                                                                       David M. Findlay
                                                                                                                                                       President and Chief Executive Officer